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                                                                   EXHIBIT 23(b)


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of CoBiz Inc. on Form S-8 of our report dated February 16, 2001 appearing in Amendment No. 1 to Form 8-K of CoBiz Inc. dated March 6, 2001 and to the reference to us under the heading "Experts" in this Registration Statement.


                                                     /s/  S.R. SNODGRASS, A.C.
                                                     S.R. Snodgrass, A.C.



May 30, 2001
Wexford, Pennsylvania